UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  January 25, 2010

  MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-24487 (Commission File Number)	77-0322161 (IRS Employer Identification No.)

955 East Arques Avenue
Sunnyvale, CA  94085
(Address of Principal Executive Offices, including zip code)

(408) 530-5000
(Registrant's telephone number including area code)

1225 Charleston Road, Mountain View, CA  94043
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2010, MIPS Technologies, Inc. (the "Company") announced that its Board of Directors has elected Sandeep Vij as the new President and Chief Executive Officer of the Company, and as a director of the Company, effective January 25, 2010.  As previously disclosed, on December 30, 2009, Anthony B. Holbrook was elected to serve as the Interim President and Chief Executive Officer until such time as the new President and Chief Executive Officer was appointed.  Mr. Holbrook will continue to serve as the Chairman of the Board of the Company.  A copy of the press release announcing the engagement of Mr. Vij as President, Chief Executive Officer and director is attached to this Form 8-K as Exhibit 99.01.

Mr. Vij has signed an offer letter which sets forth the terms of his employment with the Company and is attached to this Form 8-K as Exhibit 99.02 and incorporated herein by reference.  In addition, Mr. Vij has entered into the Company's standard Indemnification Agreement and standard Change in Control Agreement, the forms of which are on file with the Securities and Exchange Commission.

Mr. Vij, age 44, served as Vice President and General Manager of the Broadband and Consumer Division of Cavium Networks since February 2009, and served as Vice President of Strategic Markets and Business Development since he joined Cavium Networks in May 2008. From 1996 to April 2008, Mr. Vij was on the executive staff of Xilinx Inc., a digital programmable logic manufacturer. From 2007 to 2008, he served as Vice President of Worldwide Marketing, Services and Support at Xilinx, and from 2001 to 2007 he served as Vice President of Worldwide Marketing at Xilinx. Prior to Xilinx, Mr. Vij spent five years in various marketing and management roles at Altera Corporation. Mr. Vij is a member of the Board of Directors of Coherent Inc. He holds an MSEE from Stanford University, a BSEE from San Jose State University, and is a graduate of General Electric’s Edison Engineering Program.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

99.01	Press Release, dated January 25, 2010, entitled "Sandeep Vij Appointed CEO of MIPS Technologies"

99.02	Offer Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPS TECHNOLOGIES, INC. (Registrant)

Date: January 25, 2010	By:	/s/ GAIL SHULMAN
Name: Gail Shulman
Title: Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press Release, dated January 25, 2010, entitled "Sandeep Vij Appointed CEO of MIPS Technologies"

99.02	Offer Letter